2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Distribution Operations:
Progress and Possibilities

Kevin P. Madden

Executive Vice President

Distribution and Pipeline Operations

What We Told You to Expect in 2003

Stability through regulatory compact

Managing capital deployment

Working to achieve authorized returns

Continuing to improve service

Stability Through Regulatory Compact

2003

No rate cases

All issues settled

Stable landscape

NO HEADLINES …

Authorized Versus Actual Returns

12.00

11.40

The Challenges of Managing Capital

Managing costs after years of reductions

Accretive customer growth

Retention (minimizing underutilized assets)

Managing program results

Managing Capital Deployment

Environmental

Response Cost

Environmental

Response Cost

Pipeline

Replacement

Program

Pipeline

Replacement

Program

AGLC

AGLC

VNG

VNG

Environmental

Response Cost

Pipeline

Replacement

Program

AGLC

VNG

CGC

Business Technology

CGC

CGC

$ in Millions

Business Technology

Business Technology

Distribution

Distribution

Distribution

FY 02 Actual

FY 03 Expected

FY 04 Preliminary Budget

$171

$158

$257

Pivotal Propane

$270

$180

$90

$0

Managing Our Average Net Cost
Per New Meter Set

5% Reduction

Managing Our Average Net Cost
Per New Meter Set

Managing Customer Growth

(All Utilities Combined)

Our Net Growth Rate Exceeds
Comparable-Sized Companies

AGL net customer growth 11% greater
than the national average for utilities
with >1 million customers*

*Sourced from comparable companies via US DOT 2001-2002

This Is The
Place To Be

We could not
ask for a better
place to do
business

Net in-migration
to the
Southeast and
Georgia
continues to be
strong

Source: US Census Bureau

Continuing To Add New Meter Sets

7%
Growth

7%
Growth

Our Customer Profile In Each Utility

AGLC

VNG

CGC

Retaining Customers Provides
The Greatest Value

Partnerships

With HVAC

Dealers and

Plumbers

Consumer Appliance

Rebate Programs

Regulatory

Pricing Strategies

Co-Marketing

Initiatives

Multifamily

Conversion

Programs

New Products and

Services

Realtor

Channels

Partnerships

With Appliance

Retailers

Pieces of the Retention Puzzle

Customer Care

Commercial

Retention

Retention of Customers in GA, TN, VA

Consumer Advocacy Marketing Campaigns

  Consumers’ Gas Bill of Rights (GA)

  Consumer Appliance Rebate Program (GA, TN)

  Appliance Financing (GA, TN, VA)

  HVAC Dealer Program (GA, VA)

Measure of Success

36.5K regulated provider participation

2,000 rebates redeemed in 15 weeks; 60%
redeemed for gas furnaces – “the last
burner tip to go”

1,500 gas furnaces replacements financed

4,400 gas units replaced in homes

Pipeline Replacement Program:
A Source and Use of Capital

In FY 2009, an estimated $422 million will be transferred to rate base

Environmental Recovery Program

Calendar Year

Cash generated from the pipeline replacement
and environmental recovery programs combined

We Deliver Financial Results

5%
Growth

4%
Growth

EBIT

Utility Operations

We Also Manage O&M per Customer

Improving Workforce Efficiency

4%
Improvement

2%
Improvement

Setting The Standard For Our Peers

Best Performer

Lowest Performer

Based on the 2003 American Gas Association Best  Practices Benchmarking Survey exclusive of outlying data

Customers Per Employee

Technology

Collective Bargaining

Performance Management

Incentive Compensation

1,410

250

1,382

Improvement in Services

What To Expect
In 2004

Where Does It Come From?

New Business Acquisition

Residential:  3+ burner tip strategy, multifamily complexes

Commercial:  Process load or 2 tips, architects & engineers
as key decision influencers

Retention

Gas Partnerships:  retailers, HVAC dealers, plumbers, appliance vendors, realtors, marketers

Consumer Advocacy:  campaigns for “at risk” groups

1%

1.5%

3%

What To Expect In 2004
Lowered Cost per New Meter and Greater
Investment in Rate Base

A 5% or greater
reduction in cost per
new meter

Distribution

Up to $257
million in
projected capital
expenditures

Increased Productivity

2% Improvement

Customers Per Employee

Technology initiatives in 2004:

GPS, Marketer Self-Serve, Work Management

2004: Focus on
All Components of Cost Structure

AGLC

CGC

VNG

2004 Goals

Sustain superior performance

Focus on interstate transportation
realignment

Market to retain

Drive incremental productivity through
technology